                                 AMENDMENT NO. 6

                                       TO

                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)


         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective March 31, 2004, as follows:

         1. Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

         All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

Dated: March 31, 2004

                                   SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES


         The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                                      MAXIMUM
                                                       ASSET
AIM EQUITY FUNDS                                       BASED              MAXIMUM            MAXIMUM
----------------                                       SALES              SERVICE           AGGREGATE
PORTFOLIOS                                            CHARGE                FEE                FEE
                                                      -------             -------           ---------
AIM Aggressive Growth Fund                             0.75%                 0.25%             1.00%
AIM Basic Value II Fund                                0.75%                 0.25%             1.00%
AIM Blue Chip Fund                                     0.75%                 0.25%             1.00%
AIM Capital Development Fund                           0.75%                 0.25%             1.00%
AIM Charter Fund                                       0.75%                 0.25%             1.00%
AIM Constellation Fund                                 0.75%                 0.25%             1.00%
AIM Core Strategies Fund                               0.75%                 0.25%             1.00%
AIM Dent Demographic Trends Fund                       0.75%                 0.25%             1.00%
AIM Diversified Dividend Fund                          0.75%                 0.25%             1.00%
AIM Emerging Growth Fund                               0.75%                 0.25%             1.00%
AIM Large Cap Basic Value Fund                         0.75%                 0.25%             1.00%
AIM Large Cap Growth Fund                              0.75%                 0.25%             1.00%
AIM Mid Cap Growth Fund                                0.75%                 0.25%             1.00%
AIM U.S. Growth Fund                                   0.75%                 0.25%             1.00%
AIM Weingarten Fund                                    0.75%                 0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM FUNDS GROUP                                         BASED              MAXIMUM           MAXIMUM
---------------                                         SALES              SERVICE          AGGREGATE
PORTFOLIOS                                             CHARGE                FEE               FEE
                                                       -------             -------          ---------
AIM Balanced Fund                                      0.75%                 0.25%             1.00%
AIM Basic Balanced Fund                                0.75%                 0.25%             1.00%
AIM European Small Company Fund                        0.75%                 0.25%             1.00%
AIM Global Value Fund                                  0.75%                 0.25%             1.00%
AIM International Emerging Growth Fund                 0.75%                 0.25%             1.00%
AIM Mid Cap Basic Value Fund                           0.75%                 0.25%             1.00%
AIM Premier Equity Fund                                0.75%                 0.25%             1.00%
AIM Select Equity Fund                                 0.75%                 0.25%             1.00%
AIM Small Cap Equity Fund                              0.75%                 0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM GROWTH SERIES                                       BASED             MAXIMUM           MAXIMUM
-----------------                                       SALES             SERVICE          AGGREGATE
PORTFOLIOS                                             CHARGE                FEE               FEE
                                                       -------             -------          ---------
AIM Basic Value Fund                                   0.75%                 0.25%             1.00%
AIM Global Equity Fund                                 0.75%                 0.25%             1.00%
AIM Mid Cap Core Equity Fund                           0.75%                 0.25%             1.00%
AIM Small Cap Growth Fund                              0.75%                 0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM INTERNATIONAL MUTUAL FUNDS                          BASED              MAXIMUM           MAXIMUM
------------------------------                          SALES              SERVICE          AGGREGATE
PORTFOLIOS                                             CHARGE               FEE               FEE
                                                       -------             -------          ---------
AIM Asia Pacific Growth Fund                           0.75%                 0.25%             1.00%
AIM European Growth Fund                               0.75%                 0.25%             1.00%
AIM Global Aggressive Growth Fund                      0.75%                 0.25%             1.00%
AIM Global Growth Fund                                 0.75%                 0.25%             1.00%
AIM International Growth Fund                          0.75%                 0.25%             1.00%
INVESCO International Core Equity Fund                 0.75%                 0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM INVESTMENT FUNDS                                    BASED              MAXIMUM           MAXIMUM
--------------------                                    SALES              SERVICE          AGGREGATE
PORTFOLIOS                                             CHARGE                FEE               FEE
                                                       -------             -------          ---------
AIM Developing Markets Fund                            0.75%                 0.25%             1.00%
AIM Global Health Care Fund                            0.75%                 0.25%             1.00%
AIM Libra Fund                                         0.75%                 0.25%             1.00%
AIM Trimark Endeavor Fund                              0.75%                 0.25%             1.00%
AIM Trimark Fund                                       0.75%                 0.25%             1.00%
AIM Trimark Small Companies Fund                       0.75%                 0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM INVESTMENT SECURITIES FUNDS                         BASED              MAXIMUM           MAXIMUM
-------------------------------                         SALES              SERVICE          AGGREGATE
PORTFOLIOS                                             CHARGE               FEE                FEE
                                                       -------             -------          ---------
AIM High Yield Fund                                    0.75%                 0.25%             1.00%
AIM Income Fund                                        0.75%                 0.25%             1.00%
AIM Intermediate Government Fund                       0.75%                 0.25%             1.00%
AIM Money Market Fund                                  0.75%                 0.25%             1.00%
AIM Municipal Bond Fund                                0.75%                 0.25%             1.00%
AIM Real Estate Fund                                   0.75%                 0.25%             1.00%
AIM Total Return Bond Fund                             0.75%                 0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM SPECIAL OPPORTUNITIES FUNDS                         BASED              MAXIMUM           MAXIMUM
-------------------------------                         SALES              SERVICE          AGGREGATE
PORTFOLIOS                                              CHARGE               FEE               FEE
                                                       -------             -------          ---------
AIM Opportunities I Fund                                 0.75%              0.25%             1.00%
AIM Opportunities II Fund                                0.75%              0.25%             1.00%
AIM Opportunities III Fund                               0.75%              0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM TAX-EXEMPT FUNDS                                    BASED              MAXIMUM           MAXIMUM
--------------------                                    SALES              SERVICE          AGGREGATE
PORTFOLIO                                              CHARGE                FEE               FEE
                                                       -------             -------          ---------
AIM High Income Municipal Fund                         0.75%                 0.25%             1.00%

                                                       MAXIMUM
AIM COMBINATION STOCK &                                 ASSET
BOND FUNDS                                              BASED              MAXIMUM           MAXIMUM
-----------------------                                 SALES              SERVICE          AGGREGATE
PORTFOLIOS                                             CHARGE                FEE               FEE
                                                       -------             -------          ---------
INVESCO Core Equity Fund                               0.75%                 0.25%             1.00%
INVESCO Total Return Fund                              0.75%                 0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM COUNSELSOR SERIES TRUST                             BASED              MAXIMUM           MAXIMUM
---------------------------                             SALES              SERVICE          AGGREGATE
PORTFOLIOS                                             CHARGE                FEE               FEE
                                                       -------             -------          ---------
INVESCO Advantage Health Sciences Fund                   0.75%               0.25%             1.00%
INVESCO Multi-Sector Fund                                0.75%               0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM SECTOR FUNDS                                        BASED              MAXIMUM           MAXIMUM
----------------                                        SALES              SERVICE          AGGREGATE
PORTFOLIOS                                             CHARGE                FEE               FEE
                                                       -------             -------          ---------
INVESCO Energy Fund                                    0.75%                 0.25%             1.00%
INVESCO Financial Services Fund                        0.75%                 0.25%             1.00%
INVESCO Gold & Precious Metals Fund                    0.75%                 0.25%             1.00%
INVESCO Health Sciences Fund                           0.75%                 0.25%             1.00%
INVESCO Leisure Fund                                   0.75%                 0.25%             1.00%
INVESCO Technology Fund                                0.75%                 0.25%             1.00%
INVESCO Utilities Fund                                 0.75%                 0.25%             1.00%

                                                       MAXIMUM
                                                        ASSET
AIM STOCK FUNDS                                         BASED              MAXIMUM           MAXIMUM
---------------                                         SALES              SERVICE          AGGREGATE
PORTFOLIOS                                             CHARGE                FEE               FEE
                                                       -------             -------          ---------
INVESCO Dynamics Fund                                  0.75%                 0.25%             1.00%
INVESCO Mid-Cap Growth Fund                            0.75%                 0.25%             1.00%
INVESCO Small Company Growth Fund                      0.75%                 0.25%             1.00%